EXHIBIT 99.1

JOINT FILING AGREEMENT September 18, 2020

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to (i) the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A common stock of Goosehead Insurance, Inc., par value $0.01 per share, and (ii) that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness and accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate.

The Joint Filing Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MARK E. JONES

By:	/s/ Mark E. Jones

[Signature Page to Joint Filing Agreement]

ROBYN JONES

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

THE MARK AND ROBYN JONES DESCENDANTS TRUST 2014

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

LANNI ELAINE ROMNEY FAMILY TRUST 2014

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

LINDY JEAN LANGSTON FAMILY TRUST 2014

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

CAMILLE LAVAUN PETERSON FAMILY TRUST 2014

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

DESIREE ROBYN COLEMAN FAMILY TRUST 2014

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

ADRIENNE MORGAN JONES FAMILY TRUST 2014

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

MARK EVAN JONES, JR. FAMILY TRUST 2014

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

SERENA JONES

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

LANNI ROMNEY

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

LINDY LANGSTON

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

CAMILLE PETERSON

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

DESIREE COLEMAN

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

ADRIENNE JONES

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

MARK E. JONES, JR.

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

RYAN LANGSTON

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

MICHAEL C. COLBY

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

THE COLBY 2014 FAMILY TRUST

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

MARK COLBY

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

THE PRESTON MICHAEL COLBY 2014 TRUST

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

THE LYLA KATE COLBY 2014 TRUST

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

MATTHEW COLBY

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

MICHAEL MOXLEY

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

GARY DELAVAN

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

MEGAN BAILEY

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

TED OLSEN

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

BRIAN PATTILLO

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

AMBER BURBANK-ACH

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

JULIA JORDAN

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

DREW BURKS

By:	/s/ Mark E. Jones
Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]